SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5.	Other Events.

On April 22, 2004, Genaera Corporation (the “Company”) issued a press release announcing that the U.S. Food and Drug Administration has cleared Genaera’s investigational new drug application for its systemically administered anti-angiogenic drug, squalamine. The Company also announced that it plans to begin Phase II trials in age-related macular degeneration this quarter. The Phase II trials will run concurrently with the start of Phase III trials in AMD in early 2005. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company hosted a conference call and slide presentation at 11:00 a.m. Eastern Standard Time on April 22, 2004 to discuss the Company’s clinical development plans for squalamine in age-related macular degeneration. The slides presented are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press release of the Company dated April 22, 2004—“Genaera Plans Phase III Start in Age-Related Macular Degeneration in Early 2005”.

99.2	Slides related to the Company’s clinical development plans for squalamine in age-related macular degeneration used in the April 22, 2004 conference call.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION (Registrant)

By:	/s/ John A. Skolas

John A. Skolas Senior Vice President, Chief Financial Officer, General Counsel and Secretary

Dated: April 23, 2004

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated April 22, 2004—“Genaera Plans Phase III Start in Age-Related Macular Degeneration in Early 2005”.

99.2	Slides related to the Company’s clinical development plans for squalamine in age-related macular degeneration used in the April 22, 2004 conference call.